EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ruby Tuesday, Inc. (the “Company”) on Form 10-Q for the quarter ended December 4, 2012 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Michael O. Moore, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 11, 2013	/s/ Michael O. Moore
Michael O. Moore
Executive Vice President –
Chief Financial Officer, Treasurer
and Assistant Secretary